3. Summary of Significant Accounting Policies: Loss per Share (Policies)	12 Months Ended
Jun. 30, 2020
Policies
Loss per Share

Loss per Share

Basic loss per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. The computation of diluted loss per share assumes the conversion, exercise or contingent issuance of securities only when such conversion, exercise or issuance would have a dilutive effect on earnings per share. The dilutive effect of convertible securities is reflected in diluted loss per share by application of the "if converted" method. The dilutive effect of outstanding options and warrants and their equivalents is reflected in diluted loss per share by application of the treasury stock method. In the years when the Company reports a loss, the effect would be anti-dilutive, and therefore, basic and diluted loss per share are the same.